Significant Concentrations (Tables)	12 Months Ended
Dec. 31, 2017
Sales Revenue, Net [Member]
Schedules of Concentration of Risk, by Risk Factor [Table Text Block]
The Company depends on two customers for majority of its revenues and the loss of, or a significant reduction in orders would significantly reduce the Company’s revenues and adversely impact the Company’s operating results. The Company’s sales to these two customers as a percentage of revenues are as follows:

	Year Ended December 31,
	2015	2016	2017

Customer A and its affiliates	20.1%	22.4%	25.8%
Customer B and its affiliates	21.1%	15.2%	15.5%

Accounts Receivable [Member]
Schedules of Concentration of Risk, by Risk Factor [Table Text Block]
The percentage of the Company’s accounts receivable accounted by customers, those representing more than 10% of total accounts receivable balance, is summarized as follows:

	December 31,
	2016	2017

Customer A and its affiliates	29.2%	32.6%
Customer B and its affiliates	19.3%	15.5%